SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         THE FIRST AUSTRALIA FUND, INC.
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/    No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)     Title of each class of securities to which transaction applies:


       (2)     Aggregate number of securities to which transaction applies:


       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       (4) Proposed maximum aggregate value of transaction:


       (5)     Total fee paid:


/ /    Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                         THE FIRST AUSTRALIA FUND, INC.

                                Gateway Center 3
                               100 Mulberry Street
                            Newark, New Jersey 07102
                                   -----------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 April 23, 1999
                                   -----------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Australia Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on April 23, 1999, at 10:00 a.m. (Eastern time) for the following purposes:

     (1) To elect five Directors to serve as Class II Directors for a three-year term;

     (2) To ratify the selection of independent public accountants for the fiscal year ending October 31, 1999;

     (3)  To vote upon certain stockholder proposals, if properly presented; and

     (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on January 26, 1999 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment or postponement thereof.

         In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                                             By Order of the Board of Directors,

                                             Roy M. Randall, Secretary

Newark, New Jersey
March 16, 1999

                                 PROXY STATEMENT
                         THE FIRST AUSTRALIA FUND, INC.
                                Gateway Center 3
                               100 Mulberry Street
                            Newark, New Jersey 07102

                                   -----------

                         Annual Meeting of Shareholders
                                 April 23, 1999

                                   -----------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Australia Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on April 23, 1999, at 10:00 a.m. (Eastern time). The approximate mailing date for this Proxy Statement is March 16, 1999 or as soon as practicable thereafter.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies received will be voted FOR Proposals 1 and 2 and AGAINST each of the stockholder proposals set forth under Proposals 3 through 6. Any proxy may be revoked at any time prior to its exercise by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102).

     The Board of Directors has fixed the close of business on January 26, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders on the record date will be entitled to one vote for each share held. As of January 26, 1999, the Fund had 17,189,998 shares of common stock outstanding, par value $0.01 per share. To the best knowledge of management of the Fund, as of the record date, no person or group beneficially owned more than five percent of the outstanding shares of common stock of the Fund.

     The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 1998, and any more recent reports, to any Fund shareholder upon request. To request a copy, please call or write to the company assisting the Fund in the solicitation of proxies: Innisfree M & A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY, 10022, toll-free at 888-750-5834.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The Fund's By-laws provide that the Board of Directors will be divided into three classes, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. Rt. Hon. Malcolm Fraser, Harry A. Jacobs, Jr., Howard A. Knight, Richard H. McCoy and Brian M. Sherman, Directors who were elected to serve until the Meeting, have been nominated to serve as Class II Directors for a three-year term to expire at the Annual Meeting of Shareholders to be held in 2002 and until their successors are are duly elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

     It is the intention of the persons named in the enclosed proxy to vote for the election of the persons listed below under Class II for a three year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

     The following table sets forth certain information concerning each of the Fund's nominees for election as a Director and each Director of the Fund. Each of the Fund's nominees is currently a Director of the Fund.

                                                                                         Shares
                                                                                      Beneficially
                               Business Experience, Present Office                     Owned and %
                                    with the Fund, Principal                            of Total
       Name and Address             Occupation or Employment               Director   Outstanding
 of Each Director or Nominee            and Directorships            Age     Since   on 3/16/99(1)
 ---------------------------   -----------------------------------   ---   --------  --------------

                        Class II (Current Directors and Nominees for a Term
                        Expiring at the Annual Meeting to be held in 2002)

Rt. Hon. Malcolm Fraser,       Former Prime Minister of Australia.     68     1985         2,000
  A.C., C.H.+                  Mr. Fraser has over 20 years of
44/55 Collins Street           experience in economics, global
Melbourne, Victoria 3000       financial markets and management of
Australia                      private investments.  He has been a
                               member of the Advisory Board of the
                               Investment Company of America, a
                               company in the Capital Group of funds,
                               a consultant to the Prudential
                               Insurance Company of America, a
                               member of the Consultative Board of
                               Directors for ANZ Bank and a
                               consultant to Nomura Securities.
                               Mr. Fraser is a specialist in world
                               economic relationships, geo-political
                               affairs and government and private
                               sector interrelationships.

                               Director, The First Australia Prime
                               Income Fund, Inc. (since 1986), The
                               First Commonwealth Fund, Inc. (since
                               1992) and First Australia Prime
                               Income Investment Company Limited
                               (since 1986); Partner, Nareen
                               Pastoral Company (agriculture)
                               (until 1998); President, CARE
                               International (1990-1995).

Harry A. Jacobs, Jr.*          Former Chairman of the Board of         77     1985          3,979
One New York Plaza             Prudential Securities.  Mr. Jacobs
New York, NY 10292             has 40 years of experience in fund
                               management, investment markets and
                               closed-end funds, with extensive
                               knowledge of international equity,
                               fixed income and commodity markets.


                                       2



                                                                                        Shares
                                                                                     Beneficially
                               Business Experience, Present Office                    Owned and %
                                    with the Fund, Principal                           of Total
       Name and Address             Occupation or Employment               Director   Outstanding
 of Each Director or Nominee            and Directorships            Age     Since   on 3/16/99(1)
 ---------------------------   -----------------------------------   ---   --------  --------------
                               Director, The First Australia Prime
                               Income Fund, Inc. (since 1986);
                               Senior Director, Prudential Securities
                               Incorporated (since 1986); Trustee, The
                               Trudeau Institute (eleemosynary);
                               Director of 11 investment companies
                               affiliated with Prudential Securities
                               Incorporated (until  November 1998);
                               Chairman and Chief Executive Officer,
                               Prudential Mutual Fund Management, Inc.
                               (June-September 1993).

Howard A. Knight               Mr. Knight has over 30 years of         57     1993          2,500
36 Ives Street                 experience in financial markets and
London SW3 2ND                 has been actively involved in the
United Kingdom                 Australian financial markets for
                               more than 25 years.  From 1991 to
                               1994, he served as President of
                               Investment Banking, Equity
                               Transactions and Corporate Strategy
                               at Prudential Securities.  Since 1996,
                               Mr. Knight has served as Vice Chairman
                               and Chief Operating Officer of SBS
                               Broadcasting SA, where  he  has  been
                               actively involved in investment
                               management and capital markets.

                               Director, The First Australia Prime
                               Income Fund, Inc. (since 1993).

Richard H. McCoy++             Mr. McCoy has over 30 years of          56     1993          --
P.O. Box 1                     experience in the securities
Toronto Dominion Bank Tower    industry and  investment  markets.
Toronto, M5K 1A2               Since May 1997, he has been Vice
Canada                         Chairman  of TD Securities, Inc.
                               Before that, he was Deputy Chairman of CIBC
                               Wood Gundy Securities and was primarily
                               involved  in the firm's  investment  banking
                               activities.  Mr. McCoy has extensive
                               experience in managing a wide range of
                               debt and equity financings.

                               Director, The First Australia Prime
                               Income Investment Company Limited
                               (since 1993).


                                       3



                                                                                        Shares
                                                                                     Beneficially
                               Business Experience, Present Office                    Owned and %
                                    with the Fund, Principal                           of Total
       Name and Address             Occupation or Employment               Director   Outstanding
 of Each Director or Nominee            and Directorships            Age     Since   on 3/16/99(1)
 ---------------------------   -----------------------------------   ---   --------  --------------
Brian M. Sherman*              Mr. Sherman is President of The         55     1985       50,062
Level 3                        First Australia Fund and Chairman of
190 George Street              EquitiLink Australia Limited, the
Sydney, N.S.W. 2000            Fund's Investment Adviser.  He has
Australia                      35 years experience in international
                               funds management, stockbroking and in
                               particular 23 years in the funds management
                               industry in Australia, managing money in
                               equities and bonds.

                               President of the Fund (since 1985); Vice
                               President and Director (since 1992) and
                               Chairman (since 1995), The First
                               Commonwealth Fund, Inc.; President and
                               Director, The First Australia Prime Income
                               Fund, Inc. (since 1986); Joint Managing
                               Director (since 1986) and Chairman (since
                               1995), First Australia Prime Income
                               Investment Company Limited; Chairman,
                               EquitiLink Limited (since 1986); Chairman and Joint Managing Director, EquitiLink
                               Australia Limited (since 1981); Chairman and
                               Director, EquitiLink Holdings Limited (since
                               1998); Director, EquitiLink International
                               Management Limited (since 1985); Joint
                               Managing Director, MaxiLink Limited (since
                               1987); Joint Managing Director, First
                               Resources Development Fund Limited (since
                               1994); Director, Ten Group Pty. Limited
                               (since 1994); Director, Ten Network Holdings
                               Limited (since 1998); Director, Sydney
                               Organizing Committee for the Olympic Games.

                                       4



                                                                                         Shares
                                                                                      Beneficially
                               Business Experience, Present Office                     Owned and %
                                    with the Fund, Principal                           of Total
       Name and Address             Occupation or Employment               Director   Outstanding
 of Each Director or Nominee            and Directorships            Age     Since   on 3/16/99(1)
 ---------------------------   -----------------------------------   ---   --------  --------------
       Class III (Term Expiring at the Annual Meeting to be held in 2000)

Sir Roden Cutler, V.C., A.K.,  Former Governor of the State of New     82     1985          --
   K.C.M.G., K.C.V.O.,         South Wales, Australia and past
   C.B.E., K.St.J.             Chairman of the Board of the Fund.
442 Edgecliff Road             Sir Roden has held various senior
Edgecliff, N.S.W. 2027         positions as Australia's representative
Australia                      in the United States as Consul General
                               (responsible for the Trade Commission),
                               New Zealand as High Commissioner
                               (responsible for Trade) and South
                               East Asia.  He has served as either
                               Director or Chairman of a number of public
                               companies, including Chairman of the State
                               Bank of New South Wales, Australia, and has
                               extensive experience in financial and
                               investment markets.

                               Chairman (1986-1995) and Director
                               (since 1986), The First Australia
                               Prime Income Fund, Inc. and First
                               Australia Prime Income Investment
                               Company Limited; Director, The First
                               Commonwealth Fund, Inc. (since
                               1992); Australia Director, Rothmans
                               Holding Ltd. (formerly Rothmans Pall
                               Mall) (tobacco) (1981-1994).

David Lindsay Elsum, A.M.+     Mr. Elsum has over 20 years'            61     1985          2,000
9 May Grove                    experience in investment and
South Yarra, Victoria 3141     insurance markets.  He is a member
Australia                      of the Australian Securities and
                               Investment  Commission  Takeover Panel and a
                               member   of   the   Australian    Government
                               Administrative Appeals Tribunal.  Previously
                               he was founding  Managing  Director of Capel
                               Court Investment Bank and subsequently Chief
                               Executive   of   major   public    companies
                               including  The MLC Limited  (insurance)  and
                               President   of   the   State   of   Victoria
                               Superannuation     Fund     (pension    fund
                               management).

                                       5



                                                                                        Shares
                                                                                     Beneficially
                               Business Experience, Present Office                    Owned and %
                                    with the Fund, Principal                           of Total
       Name and Address             Occupation or Employment               Director   Outstanding
 of Each Director or Nominee            and Directorships            Age     Since   on 3/16/99(1)
 ---------------------------   -----------------------------------   ---   --------  --------------
                               Director, The First Australia Prime
                               Income Fund, Inc. (since 1986), The
                               First Commonwealth Fund, Inc. (since
                               1992) and First Australia Prime
                               Income Investment Company Limited
                               (since 1986); Director, MaxiLink
                               Limited; Chairman, Audit Victoria;
                               Chairman, Melbourne Wholesale Fish
                               Market Ltd.; Chairman, Queen
                               Victoria Market; Chairman, Stodart
                               Investment Pty. Ltd.; Director,
                               First Resources Development Fund
                               Limited; Director, Stateguard
                               Friendly Society.

Laurence S. Freedman*          Mr. Freedman has over 35 years of       55     1985          50,062
Level 3                        experience in funds management, with
190 George Street              a focus on global investment
Sydney, N.S.W. 2000            analysis.  Prior to founding
Australia                      EquitiLink in 1981, he was Director
                               of Investments at BT Australia
                               Limited.  Mr. Freedman's areas of
                               fund management specialization
                               include investment in resource and
                               development companies, international
                               economies and the geo-political
                               impact on investment markets.

                               Chairman of the Fund (since 1995) and Vice
                               President of the Fund (since 1985); Vice
                               President and Director (since 1986) and
                               Chairman (since 1995), The First Australia
                               Prime Income Fund, Inc.; President and
                               Director (since 1992), The First
                               Commonwealth Fund, Inc.; Joint Managing
                               Director, First Australia Prime Income
                               Investment Company Limited (since 1986);
                               Founder and Joint Managing Director,
                               EquitiLink Australia Limited (since 1981);
                               Director, EquitiLink Limited (since 1986);
                               Director EquitiLink Holdings Limited (since
                               1998); Director, EquitiLink International
                               Management Limited (since 1985); Chairman and Joint Managing Director, MaxiLink
                               Limited


                                       6



                                                                                        Shares
                                                                                     Beneficially
                               Business Experience, Present Office                    Owned and %
                                    with the Fund, Principal                           of Total
       Name and Address             Occupation or Employment               Director   Outstanding
 of Each Director or Nominee            and Directorships            Age     Since   on 3/16/99(1)
 ---------------------------   -----------------------------------   ---   --------  --------------
                               (since 1987); Chairman and Joint
                               Managing Director, First Resources
                               Development Fund Limited (since 1994);
                               Managing Director, Link Enterprises
                               (International) Pty. Limited (investment
                               management company) (since 1980); Director,
                               Ten Group Pty. Limited (since 1994);
                               Director, Ten Network Holdings Limited
                               (since 1998).

Michael R. Horsburgh           Mr. Horsburgh has over 30 years'        53     1985          2,000
21,22/FI Ssang Yong Tower      experience in investment banking and
23-2 Yuido-dong                management.  He is currently
Youngdungpo-gu,                Executive Vice President of Hannuri
Seoul 150-010, Korea           Investment Securities Co., Ltd., a
                               Korean securities firm.

                               Director, The First Australia Prime
                               Income Fund, Inc. (since 1986);
                               Director, The First Commonwealth
                               Fund, Inc. (since 1994); Executive
                               Vice President, Hannuri Securities &
                               Investment (since October 1997);
                               Director, The First Hungary Fund;
                               Director and Managing Director,
                               Carlson Investment Management, Inc.
                               (1991-October 1997); Director and
                               Chief Executive Officer, Horsburgh
                               Carlson Investment Management, Inc.
                               (1991-1996); Managing Director,
                               Barclays de Zoete Wedd Investment
                               Management (U.S.A.) (1990-1991);
                               Special Associate Director, Bear,
                               Stearns & Co. Inc. (1989-1990);
                               Senior Managing Director, Bear,
                               Stearns & Co. Inc. (1985-1989);
                               General Partner, Bear, Stearns & Co.
                               Inc. (1981-1985).

William J. Potter+             Mr. Potter has extensive experience     50     1985          1,000
236 West 27th Street           in investment banking and fund
New York, NY 10001             management, including senior
                               positions with Toronto Dominion
                               Bank, Barclays Bank PLC and
                               Prudential Securities, Inc. and
                               board of director positions with
                               investment funds

                                       7


                                                                                        Shares
                                                                                     Beneficially
                               Business Experience, Present Office                    Owned and %
                                    with the Fund, Principal                           of Total
       Name and Address             Occupation or Employment               Director   Outstanding
 of Each Director or Nominee            and Directorships            Age     Since   on 3/16/99(1)
 ---------------------------   -----------------------------------   ---   --------  --------------
                               involving over $20 billion in assets
                               beginning in 1983.  Mr. Potter has
                               been involved in the Australian
                               capital markets since 1974 including
                               management and board of director
                               positions with a noted Australian
                               brokerage house.  Mr. Potter is
                               President of a U.S. investment bank
                               and has securities licenses in the U.S.
                               and Canada.  Mr. Potter also has
                               extensive securities underwriting
                               experience in various capital markets
                               with an emphasis on natural resources.

                               Director, The First Australia Prime
                               Income Fund, Inc. (since 1986),
                               First Australia Prime Income
                               Investment Company Limited (since
                               1986) and The First Commonwealth
                               Fund, Inc. (since 1992); Director
                               and Chairman of Finance, National
                               Foreign Trade Association (USA);
                               Director, Ridgewood Capital Funding,
                               Inc. (NASD); Director, Impulsora del
                               Fondo Mexico; Director,
                               International Panorama Resources
                               Ltd.; Director, E. C. Power LLC;
                               Director, Alexandria Bancorp
                               (banking group in Cayman Islands);
                               Consultant, Trieste Futures
                               Exchange, Inc.; Adviser, Guardian
                               Capital Group; Partner, Sphere
                               Capital Partners (corporate
                               consulting) (1989-1997); Director,
                               Canadian Health Foundation.

        Class I (Term Expiring at the Annual Meeting to be held in 2001)

Anthony E. Aaronson++          Mr. Aaronson has extensive              62     1985          1,500
116 South Anita Avenue         experience in the management of
Los Angeles, CA 90049          private investments.  He is Chairman
                               of the Audit Committee of the Fund.

                                       8

                                                                                        Shares
                                                                                     Beneficially
                               Business Experience, Present Office                    Owned and %
                                    with the Fund, Principal                           of Total
       Name and Address             Occupation or Employment               Director   Outstanding
 of Each Director or Nominee            and Directorships            Age     Since   on 3/16/99(1)
 ---------------------------   -----------------------------------   ---   --------  --------------
                               Director, The First Australia Prime
                               Income Fund, Inc. (since 1986);
                               Anthony Aaronson (textile agent)
                               (since 1993); Vice President,
                               Fortune Fashions (1992-1993); Vice
                               President, Textile Association of
                               Los Angeles (1996-1998).

Neville J. Miles+              Mr. Miles has over 20 years of          52     1996          2,000
14 Argyle Place                international investment banking
Sydney, N.S.W. 2000            experience.  He was formerly head of
Australia                      Corporate Treasury at Westpac
                               Banking Corporation and Chairman of
                               Ord Minnett Limited (stockbrokers).
                               Mr. Miles has extensive experience
                               in the areas of corporate
                               acquisitions and equity offerings.

                               Director, The First Australia Prime Income
                               Fund, Inc. (since 1996); Director, MaxiLink
                               Limited (investment company); Director,
                               Walker Corp. Limited (property development);
                               Director, First Resources Development Fund
                               Limited (investment company); Chairman and
                               Director, MTM Funds Management Limited
                               (since 1997); Director, FXF Management
                               Limited (since 1997); Director, Crown
                               Limited (since 1998); Executive Director,
                               EL&C Ballieu Limited (stockbroker)
                               (1994-1996); Executive Director, Ord Minnett
                               Securities Limited (stockbroker)
                               (1988-1994).

John T. Sheehy++*              Mr. Sheehy has over 30 years'            56     1985          5,000
2700 Garden Road               experience in investment banking,
Suite G                        including with J.P. Morgan & Company
Monterey, CA 93940             and Bear, Stearns & Co. Inc.  His
                               specialty areas include securities
                               valuation, public offerings and private
                               placements of debt and equity securities,
                               mergers and acquisitions and management
                               buyout transactions.

                                       9


                                                                                        Shares
                                                                                     Beneficially
                               Business Experience, Present Office                    Owned and %
                                    with the Fund, Principal                           of Total
       Name and Address             Occupation or Employment               Director   Outstanding
 of Each Director or Nominee            and Directorships            Age     Since   on 3/16/99(1)
 ---------------------------   -----------------------------------   ---   --------  --------------
                               Director, The First Australia Prime Income
                               Fund, Inc. (since 1986), The First
                               Commonwealth Fund, Inc. (since 1992) and
                               First Australia Prime Income Investment
                               Company Limited (since 1986); Managing
                               Director, Black & Company (broker-dealer and
                               investment bankers) (1996-March 1997);
                               Managing Director, The Value Group LLC
                               (merchant banking) (since 1997); Director,
                               Greater Pacific Food Holdings, Inc. (food
                               industry investment company) (since 1993);
                               Director, Video City, Inc. (video retail
                               merchandising) (since 1997); Director,
                               Sphere Capital Advisors (investment adviser)
                               (since 1988); Partner, Sphere Capital
                               Partners (corporate consulting) (since
                               1987); Director, Sandy Corporation
                               (corporate consulting, communication and
                               training) (1986-January 1996).


-----------
* Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Mr. Jacobs is deemed to be an interested person because of his affiliation with Prudential Securities Incorporated, a broker-dealer registered under the Securities Exchange Act of 1934. Messrs. Freedman and Sherman are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both.
+ Messrs. Miles, Elsum, Fraser and Potter are members of the Contract Review Committee.
++   Messrs. Aaronson, McCoy and Sheehy are members of the Audit Committee.
(1)
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. As controlling shareholders of the Investment Manager, Messrs. Freedman and Sherman share voting and investment power for 46,062 shares of the Fund owned by the Investment Manager. With the exception of those 46,062 shares, which constitute
     0.27% of the outstanding shares of the Fund, all shares listed in this table are owned with sole voting and investment power. In the aggregate, all of the shares in the table represent approximately 0.44% of the total shares outstanding as of March 16, 1999.

     In addition to Messrs. Sherman and Freedman, Mr. David Manor, Ms. Ouma Sananikone-Fletcher and Mr. Barry Sechos, as set forth below, serve as executive officers of the Fund.

Name and Principal Business Address               Present Principal Occupation
David Manor                                       Managing Director, EquitiLink International
     EquitiLink International Management Limited  Management Limited
     P.O. Box 578
     St. Helier Jersey
     Channel Islands JE4 5XB

Ouma Sananikone-Fletcher                          Chief Executive Officer, EquitiLink Australia
     EquitiLink Australia Limited                 Limited
     Level 3, 190 George Street
     Sydney NSW 2000 Australia

Barry G. Sechos                                   Director, EquitiLink Australia Limited
     EquitiLink Australia Limited
     Level 3, 190 George Street
     Sydney NSW 2000 Australia

     Please also see the information contained below under the heading "Further Information Regardng Directors and Officers."

     The Board of Directors recommends that shareholders vote FOR the election of the Fund's five nominees to the Fund's Board of Directors.

     PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected PricewaterhouseCoopers LLP, independent public accountants, to examine the financial statements of the Fund for the fiscal year ending October 31, 1999. This appointment is subject to ratification or rejection by the shareholders of the Fund.

     Audit services performed by PricewaterhouseCoopers LLP during the most recent fiscal year included examination of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission and consultation on matters performed by the firm related to the preparation and filing of tax returns. The Fund knows of no direct or indirect financial interest of PricewaterhouseCoopers LLP in the Fund.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

     The Board of Directors recommends that shareholders vote FOR ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending October 31, 1999.

                          PROPOSALS 3-6: OTHER MATTERS

     Deep Discount Advisors, Inc. and Ron Olin Investment Management Company (together, "DDA") have informed the Fund that they intend to present at the Meeting the following set of proposals (the "DDA

Proposals"): (a) to elect a slate of five individuals as Class II Directors in place of the Directors referred to in Proposal 1 (certain information supplied to the Fund concerning these individuals is set forth in Annex A to this Proxy Statement), (b) to terminate the investment management agreement with EquitiLink International Management Limited within 60 days, (c) to recommend that the Board of Directors take whatever steps necessary to give all shareholders the option to receive net asset value for their shares within 60 days of the Meeting, (d) to recommend that all directors not standing for election at the Meeting who oppose the resolution referred to in clause (c) resign their positions as directors, and (e) to recommend that the Board of Directors approve the reimbursement by the Fund of the reasonable fees and expenses associated with DDA's initial proxy communication (including only printing, mailing, distribution and tabulating costs, but not including attorneys' fees or other solicitation fees).

     Your Board of Directors believes that the DDA Proposals are harmful to the Fund and its shareholders and unanimously recommends that shareholders vote AGAINST each of the DDA Proposals.

EXPERIENCE OF DIRECTORS

     The Board of the Fund is well qualified to promote the objectives of the Fund as a vehicle to invest for long-term capital appreciation in international (and, in particular, Australian) stocks. Cross-border investment requires knowledge of and experience in dealing with tax, currency and accounting matters, in addition to portfolio investment expertise. Each of the existing directors who is being proposed for re-election by the Fund has the necessary depth of experience to represent the best interests of all of the Fund's shareholders.

     Malcolm Fraser served for eight years until 1983 as the Prime Minister of Australia and since then has been involved in global geopolitical and economic issues. Harry Jacobs was the Chairman of one of the world's major investment banks with international operations and substantial offshore funds under management. Howard Knight has been involved for many years in international finance in both fund management and strategic investment decisions, and has lived and worked in Australia. Richard McCoy served as Deputy Chairman of one of Canada's leading investment banks with world-wide interests in investment, currency trading and international banking operations. He has a long-term business association in Australian investment markets. Brian Sherman, the Fund's President, is recognized as one of Australia's most influential fund managers with a long-term successful investment history.

     DDA, which represents holders of less than five percent of the Fund's shares, is proposing to replace these five existing highly experienced directors with DDA's nominees, four out of five of whom are employees of Deep Discount Advisors, Inc. The information sent to the Fund by DDA does not identify any experience of any of the DDA nominees in investing in Australian securities.

     Your directors believe that shareholders are best served by directors who will represent the interests of ALL of the Fund's shareholders, not by directors who are beholden to one particular shareholder group. This is particularly true given the breadth of experience of the five directors whom DDA is seeking to replace: a former Prime Minister of Australia; a Senior Director of Prudential Securities Incorporated; the Vice Chairman and Chief Operating Officer of Scandinavian Broadcasting System SA; the former Deputy Chairman of CIBC Wood Gundy Securities Inc.; and the President of the Fund. All of the existing directors have many years experience of investment markets, international economies and the complex laws and regulations relating to closed-end funds.

THE PROPOSAL TO "RECEIVE NET ASSET VALUE"

     DDA's proposed recommendation that the Board take "whatever steps necessary" to give shareholders the option of receiving net asset value within 60 days of the Meeting is in the Board's view, fundamentally inconsistent with the best interests of shareholders of the Fund.

WHY A CLOSED-END STRUCTURE IS BETTER

     The Fund was organized to provide investors a vehicle for long-term appreciation and, secondarily, current income, through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange. As a closed-end fund, it does not need to retain high levels of non-productive cash and other short-term investments in order to meet anticipated redemptions. In addition, the closed-end structure provides more flexibility to the Fund to invest, when appropriate, in less liquid stocks which may afford better long-term capital gains potential than investments in larger capitalized companies.

     The Fund's directors are convinced that an open-end structure is not a good way to build shareholder value through long-term investment in Australian equities. This is so because, among other things:

     Redemption of Fund shares would shrink the Fund's asset base and so would tend to increase the Fund's expense ratio--that is, the Fund's overall expenses, divided by the number of shares outstanding. The result would be to increase the expenses of the Fund, and thereby to reduce the returns to shareholders.

     Your directors do not believe it would be possible to prevent an increase in the expense ratio resulting from redemptions by selling additional fund shares. Attempts to market an open-end fund for U.S. investors to invest in Australia, including a significant effort made by the Fund's Investment Manager, have never succeeded.

ADVERSE CONSEQUENCES OF REDEMPTION

     Among the possible steps that could be taken to give shareholders the option to receive net asset value for their shares would be to make the shares redeemable, either for cash or for securities from the Fund's portfolio. Both approaches, however, would have adverse consequences.

     If redemptions were to be made in cash, the need to hold a significant portion of Fund assets in short-term cash reserves to meet possible redemption requests would hurt shareholder returns. That is because, over time, investing in stock typically produces results far in excess of the returns from short-term money market investments. This is particularly true in the current climate of low short-term interest rates.

     Further, the sale of securities to enable the Fund to produce cash and meet redemption requests of shareholders like DDA would result in the Fund realizing any capital gains inherent in the securities sold. These capital gains would have to be distributed, at least in part, to shareholders who choose not to redeem. As a result, non-redeeming shareholders would receive capitals gains distributions and be obliged to pay taxes in order to enable other shareholders to redeem their Fund shares. Your Directors do not believe shareholders of a closed-end fund who choose to remain in the fund should be subjected to tax just to accommodate the interests of those short-term shareholders who redeem.

     Redemptions paid in kind (that is, by delivering to redeeming shareholders securities from the Fund's portfolio instead of cash)--which DDA has suggested to other closed-end funds in the past--also would shrink the Fund's asset base and increase the expense ratio. Further, redemptions in kind would present all redeeming shareholders with significant costs. Redeeming shareholders who sell the securities they receive will have to do so in most cases on the Australian Stock Exchange through Australian brokers at substantially higher commissions than are payable by the Fund, particularly in the case of small or "odd lot" parcels. They will also incur the cost, and carry the risk, of converting Australian dollars to US dollars. Should shareholders decide to hold Australian shares, they will receive dividends in most cases in Australian dollars paid by checks drawn on Australian banks. These may be difficult to negotiate in the United States.

INDEPENDENT ANALYSIS

     A September 1998 study by CDA Wiesenberger* of closed-end funds that converted to an open-end structure noted that selling pressure caused by redemptions following open-ending has had a detrimental effect on the funds and on remaining investors because of the following:

     o    Net assets plunged due to large redemptions
     o    Portfolio holdings were liquidated to meet redemptions
     o    Funds realized significant capital gains
     o    Expense ratios increased due to reduction in total assets
     o    Investment styles were altered

     The CDA Wiesenberger study concluded:

     "When closed-end funds convert to open-end funds, long-term investors lose the benefits they sought and may incur significant expenses. Based on the data examined in this study, conversion from closed-end to open-end structure is generally not in the best long-term interest of shareholders in the fund."

     This study supports the conclusion of the Fund's directors that, although open-ending may enable opportunists to realize some degree of short-term gains, it also would disadvantage long-term investors seeking to invest in a diversified portfolio of Australian securities.

NEW MANAGEMENT GETS RESULTS

     A new portfolio management team was put in place 18 months ago. As a consequence, the Fund outperformed its benchmark, the Australian All Ordinaries Accumulation Index, pre-expenses, for the 12 month period ended January 31, 1999.

     In addition, the Fund has just been awarded the NO. 1 RANKING IN THE LIPPER CLOSED-END FUNDS PERFORMANCE SURVEY over five years to December 1998 in the category of Pacific ex-Japan Funds.

AUSTRALIA'S OUTLOOK POSITIVE

     Although the "Asian contagion" had a negative impact on the Australian market in the early months of 1998, Australia's economic performance has been robust. In 1998, Australia's gross domestic product rose an estimated 4.6%, making it one of the world's fastest growing economies. Moreover, management is convinced that Australia's economy will continue to perform well as Asian economies recover, since Asia is Australia's main export market.

-----------------------
*    Permission to quote CDA Weisenberger has not been sought or obtained.

HIGHER DISTRIBUTIONS CONTINUE

     The Fund's directors have also significantly increased and regularized cash returns to shareholders through the adoption of a managed distribution policy, effectively giving shareholders immediate access to a portion of the Fund's capital gains every quarter. Commencing in January 1998, the Fund's quarterly distributions have been made at an annual rate that is a percentage of the rolling average of the Fund's net assets at the end of the four prior quarters. The Board of Directors has set the distribution rate for 1999 at 9%. Distributions are made initially from net investment income, then from net realized gains, and, to the extent necessary, from paid-in capital. So far, no distributions from capital have been made and the Fund anticipates that its level of retained profits will allow the policy to be maintained for the foreseeable future. The distribution yield, based on the closing share price of $7.63 on March 12, 1999, was 11.62%.

PROPOSAL TO TERMINATE THE MANAGER

     DDA is also proposing that the Fund's investment management agreement with EquitiLink International Management Limited ("EquitiLink" or the "Investment Manager") be terminated within 60 days. EquitiLink, which has managed the Fund since its inception in 1985 and which has over A$5.5 billion under management, specializes in managing investments in Australian securities and is therefore well qualified to serve as investment manager for the Fund. The Fund's investment adviser, EquitiLink Australia Limited (the "Investment Adviser"), is one of Australia's largest independent asset management firms and also specializes in managing investments in Australian securities. In the Board's view, the Fund would be badly harmed if it lost EquitiLink's services.

PAYING THE COSTS OF DDA

     Finally, DDA is seeking to be reimbursed by the Fund for certain of its expenses in connection with its solicitation of proxies. Because the DDA proposals are contrary to the interests of the Fund and all of its shareholders, the Board of Directors believes it is inappropriate and unfair to burden shareholders with DDA's expenses.

         Your Board of Directors urges you to reject DDA's self-serving agenda by voting AGAINST all of the DDA Proposals.

     Other than Proposals 1 and 2 described in this Proxy Statement and the possible shareholder proposals listed above, the Board of Directors knows of no business to be brought before the Meeting. If any other matter, besides the possible shareholder proposals listed above, is properly presented at the Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

              FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

     Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors, investment manager or adviser, affiliates of the investment manager or adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons") to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the American Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all such filings.

     Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1998, its Reporting Persons complied with all applicable filing requirements.

     Committees and Board of Directors Meetings. The Board of Directors has a standing Audit Committee, which consists of certain Directors who are not interested persons of the Fund as defined in the 1940 Act. The principal purpose of the Audit Committee is to review the scope and results of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee, comprising independent members of the Board only, that reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Advisory Agreement and the Administration Agreement. The Board of Directors does not have a standing nominating or compensation committee.

     During the Fund's fiscal year ended October 31, 1998, the Board of Directors held four regularly scheduled meetings and two special meetings, the Audit Committee held two meetings and the Contract Review Committee held one meeting. Each of the Directors then in office attended at least 75% of the aggregate number of regularly scheduled meetings of the Board of Directors and all of the Committees of the Board on which he served. However, Mr. Horsburgh missed both special meetings, bringing his aggregate attendance at all board meetings below 75%.

     Officers of the Fund. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors, and, with the exception of Messrs. Manor, Sechos and Kozlowski, and Mesdames Bancroft and Sananikone-Fletcher, all of whom have served since the Fund was organized in 1985, are as follows: Brian M. Sherman, President; Laurence S. Freedman, Vice President; David Manor (age 58), Treasurer; Ouma Sananikone-Fletcher (age 40), Assistant Vice President-Chief Investment Officer; Barry G. Sechos (age 37), Assistant Treasurer; Kenneth T. Kozlowski (age 37), Assistant Treasurer; Roy M. Randall (age 62), Secretary; Allan S. Mostoff (age 66), Assistant Secretary; and Margaret A. Bancroft (age
60), Assistant Secretary.

     The respective principal occupations during the past five years of the Fund's officers are as follows: Messrs. Sherman and Freedman, shown above in the table of nominees and Directors under "Proposal 1: Election of Class II Directors"; David Manor, Director, EquitiLink International Management Limited; Executive Director, EquitiLink Australia Limited and EquitiLink Limited (1986-1998); Ouma Sananikone-Fletcher, Investment Director, EquitiLink Australia Limited (since 1994), Chief Executive Officer, EquitiLink Australia Limited (since 1997), Director, EquitiLink Holdings Limited (since 1998) and Executive Director, Banque Nationale de Paris (1986-1994); Barry G. Sechos, General Counsel, EquitiLink Australia Limited (since 1993), Director, EquitiLink Australia Limited (since 1994) and Director, EquitiLink Holdings Limited (since
1998); Kenneth T. Kozlowski, Director, Prudential Investments (since 1996) and Vice President, Prudential Mutual Fund Management, Inc. (1992-1996); Roy M. Randall, Partner of Stikeman, Elliott (Australian office of Canadian law firm) (since 1997) and Partner, Freehill Hollingdale & Page (1981-1996); Allan S. Mostoff and Margaret A. Bancroft, Partners of Dechert Price & Rhoads (U.S. law firm).

     Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager. EquitiLink International Management Limited serves as investment manager to the Fund and EquitiLink Australia Limited serves as investment adviser to the Fund pursuant to a management agreement dated February 1, 1990 and an advisory agreement dated February 1, 1990.

     The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at Level 2, 17 Bond Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is an indirect wholly owned subsidiary of EquitiLink Holdings Limited, an Australian corporation. The registered offices of the Investment Adviser and EquitiLink Holdings Limited are located at Level 3, 190 George Street, Sydney, N.S.W., Australia.

     Messrs. Freedman and Sherman, both Directors of the Fund, serve as directors of the Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager. Messrs. Freedman and Sherman also serve as, respectively, joint managing director, and joint managing director and chairman, of the Investment Adviser, and are the principal shareholders of EquitiLink Holdings Limited.

     Compensation of Directors and Certain Officers. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 1998. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Fund and Associated Funds Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.

                               Compensation Table
                           Fiscal Year Ended 10/31/98

                                                                                                         Total
                                                                 Pension or          Estimated        Compensation
                                               Aggregate         Retirement           Annual           From Fund
                                              Compensation    Benefits Accrued       Benefits        and Associated
                                                  From           As Part of            Upon            Funds Paid
Name of Director                                  Fund          Fund Expenses       Retirement        to Directors
----------------                              ------------    -----------------     ----------       --------------

Anthony E. Aaronson........................      $13,500             N/A                N/A             $35,750(2)
Sir Roden Cutler...........................       12,000             N/A                N/A              47,750(3)
David Lindsay Elsum........................       12,000             N/A                N/A              48,250(3)
Rt. Hon. Malcolm Fraser....................       12,000             N/A                N/A              60,250(3)
Laurence S. Freedman.......................            0             N/A                N/A                   0(3)
Michael R. Horsburgh.......................       11,500             N/A                N/A              42,750(3)
Harry A. Jacobs, Jr........................            0             N/A                N/A                   0(2)
Howard A. Knight...........................       10,500             N/A                N/A              28,250(2)
Richard H. McCoy...........................       12,500             N/A                N/A              12,500(1)
Roger C. Maddock*..........................            0             N/A                N/A                   0(3)
Neville J. Miles...........................       11,500             N/A                N/A              40,250(2)
William J. Potter..........................       12,500             N/A                N/A              60,250(3)
John T. Sheehy.............................       12,500             N/A                N/A              58,750(3)
Brian M. Sherman...........................            0             N/A                N/A                   0(3)


----------
*    Mr. Maddock resigned from the Board of Directors effective December, 1998.

         The Board of Directors recommends that shareholders vote FOR the election of the Fund's five nominees to the Fund's Board of Directors.

                             ADDITIONAL INFORMATION

     Persons making the Solicitation. The solicitation of proxies may be made by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, Transfer Agent of the Fund. Proxies will be solicited by mail, advertisement, telephone, telecopier and in person.

     Innisfree M & A Incorporated has been retained to assist in the solicitation of proxies. Innisfree will be paid approximately $50,000 by the Fund and will employ approximately 25 people to solicit security holders. The Fund will reimburse Innisfree for its related expenses.

     The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. Expenses related to the solicitation of security holders, in excess of those normally expended in an election of Directors, including fees for attorneys, accountants, public relations, solicitors, advertising, printing, transportation and other related expenses, are expected to aggregate approximately $775,000, of which approximately $270,000 has been spent to date.

     Certain information about the employees of the Investment Manager and the Investment Adviser who will be soliciting proxies on the Fund's behalf is set forth in Annex B. Annex C sets forth certain other information relating to the Directors and executive officers of the Fund and these employees (collectively, the "Participants").

     Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about March 16, 1999. As mentioned above, Innisfree will assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of Innisfree if the Fund has not yet received their vote. Authorization to permit Innisfree to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Innisfree representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to Innisfree by the Fund, then the Innisfree representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The Innisfree representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. Innisfree will record the shareholder's instructions on the card. Within 72 hours, Innisfree will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call Innisfree immediately if the shareholder's instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

     Vote Required. The presence at any shareholders' meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Approval of the election of Class II Directors to the Board of Directors will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting. Abstentions and broker "non-votes" will have the effect of a vote against the election of Class II Directors.

     The ratification of the selection of independent accountants and the approval of any of the shareholder proposals set forth above (other than with respect to the election of directors and the termination of the investment management agreement) will require the affirmative vote of a majority of the votes validly cast at a meeting at which a quorum is present. Abstentions will have no effect on the vote on these proposals since they are not considered votes cast.

     Approval of the shareholder proposal to terminate the investment management agreement will require the vote of a majority of the outstanding voting securities, which is defined in the 1940 Act as either (a) 67 percent or more of the voting securities present at the Meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy or (b) 50 percent or more of the outstanding voting securities of the Fund, whichever is less. Abstentions and broker "non-votes" will have the effect of a vote against this proposal.

     Beneficial Ownership. The only person known by the Fund to be the beneficial owner of %5 or more of the Fund's shares is Mira, L.P., located at One Chase Manhattan Plaza, 42nd Floor, New York, NY 10005, which on February 26, 1999 filed a Schedule 13G indicating that as of such date it was the beneficial owner of 871,800 shares of the Fund, representing approximately 5.072% of the total shares outstanding.

     Litigation. An individual who claims to hold shares in the Fund has brought a purported class action against the Directors of the Fund, the Investment Manager and the Investment Adviser alleging that the Directors, the Investment Manager and the Investment Adviser have breached their fiduciary duties to the Fund in failing to take adequate steps to diminish the discount of the Fund's share price to its net asset value.

Ariel Marquit v. Sherman et al., Civil Action No. 2:99cv00289, D.N.J. The complaint seeks an order directing the defendants to take steps to reduce the discount to net asset value; an award of an unspecified amount of monetary and punitive damages; and interest, attorneys' fees, expert fees and other costs. The Fund has been advised by counsel that the complaint is without merit and that the defendants will vigorously defend the action.

     Shareholder Proposals. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 2000 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by November 17, 1999.

     Shareholders wishing to present proposals at the Annual Meeting of Shareholders of the Fund to be held in 2000 which they do not wish to be included in the Fund's proxy materials should send written notice to the Secretary of the Fund of such proposals by January 31, 2000 in the form prescribed in the Fund's By-Laws.

                                             By Order of the Board of Directors,

                                             Roy M. Randall, Secretary

Gateway Center 3
100 Mulberry Street
Newark, New Jersey 07102
March 16, 1999

                                                                         ANNEX A

THE FOLLOWING INFORMATION HAS BEEN FURNISHED TO THE FUND BY DDA. THE FUND HAS NOT VERIFIED THE TRUTH OR ACCURACY OF THE INFORMATION SET FORTH BELOW.

The Soliciting Shareholder is Deep Discount Advisors, Inc. and Ron Olin Investment Management Co. who are beneficial owners 839,489 of shares of the Fund on behalf of clients as of January 26, 1999. The Soliciting Shareholder will nominate Messrs. Bentz, Bradshaw, Clark, Hellerman and Olin for election as Class II Directors of the Fund. Information about the nominees proposed by the soliciting shareholder follows:

Name, Business Address                      Age       Principal Business Occupations
---------------------------------------------------------------------------------------------------------------------------
Gary A. Bentz                               42        Mr. Bentz has served as Vice President and Chief Financial Officer of
One West Pack Square                                  Deep Discount Advisors, Inc., a registered investment advisor
Suite 777                                             specializing in closed-end fund investments, for over five years. He
Asheville, NC 28801                                   has also provided financial accounting, investment analysis and
                                                      consulting   services   to companies and  private investors for the
                                                      last 13 years.  After commencing his career with Arthur Andersen & Co.,
                                                      Mr. Bentz held   various  financial managerial positions in industry.
                                                      He currently serves  as a  Director on the Boards of  Clemente Global
                                                      Growth Fund and The Austria Fund, both NYSE-traded closed-end funds.

Number of Shares Owned Directly or                    615
Indirectly As of January 26, 1999
---------------------------------------------------------------------------------------------------------------------------
Ralph W. Bradshaw                           48        Mr. Bradshaw has served as Vice President and Secretary of Deep
One West Pack Square                                  Discount Advisors, Inc., a registered investment advisor specializing
Suite 777                                             in closed-end fund investments, for over five years.  During that
Asheville, NC 28801                                   period he has also provided financial consulting services in the area of closed-end funds.  In previous years, he has held various managerial positions.  Mr. Bradshaw currently serves as a Director on the Boards of Clemente Global Growth Fund and The Austria Fund, both
                                                      NYSE-traded closed-end funds.

Number of Shares Owned Directly or                    500
Indirectly As of January 26, 1999


                                      A-1



Name, Business Address                      Age       Principal Business Occupations
---------------------------------------------------------------------------------------------------------------------------
William A. Clark                            53        Since 1995 Mr. Clark has served as Director of Research for Deep
One West Pack Square                                  Discount Advisors, a registered investment advisor specializing in
Suite 777                                             closed-end fund investment, in addition to providing consulting
Asheville, NC 28801                                   services in closed-end fund portfolio management.  Mr. Clark has
                                                      served  as  an  investment analyst   and  advisor  to private clients
                                                      for over 17 years.  Before  joining Deep Discount Advisors, Mr. Clark served in various managerial positions, and  provided financial services to banks, telecommunications/software companies, private investors, and regional developers. During  this period,  he also served as CFO  of a company  in the energy  related  business.  Mr. Clark currently serves as a Director on the Board of The Austria Fund, Inc., a NYSE-traded closed-end fund.

Number of Shares Owned Directly or                    1,231
Indirectly As of January 26, 1999
---------------------------------------------------------------------------------------------------------------------------
Gerald Hellerman                            51        Since 1993, Mr. Hellerman has served as the managing director of
10965 Eight Bells Lane                                Hellerman Associates, which provides financial consulting and
Columbia, Maryland 21044                              litigation support services to private clients in government related
                                                      matters.   From   1976  to 1993,  Mr.  Hellerman  was the Chief
                                                      Financial Analyst for the United States Department of Justice.  He is
                                                      a Trustee of  Third  Avenue Trust, Third  Avenue  Value Fund, Third
                                                      Avenue Small Cap Value   Fund,   and  Third Avenue High Yield Fund,
                                                      which are registered open-end  investment companies.  Mr. Hellerman
                                                      currently   serves   as  a Director  on the  Board of Clemente Global
                                                      Growth Fund, a NYSE-traded closed-end  fund  with  an internationally diversified portfolio.

Number of Shares Owned Directly or                    0
Indirectly As of January 26, 1999


                                      A-2




Name, Business Address                      Age       Principal Business Occupations
---------------------------------------------------------------------------------------------------------------------------
Ronald G. Olin                             53         Mr. Olin Is President and Chief Executive Officer of Deep Discount
One West Pack Square                                  Advisors, Inc. and General Partner of Ron Olin Investment Management
Suite 777                                             Co.  Both firms are registered investment advisors specializing in
Asheville, NC 28801                                   investments in closed-end funds.  Prior to founding these investment management firms, Mr. Olin was a senior  manager with IBM supporting
                                                      government software   contracts  with the  N.A.S.A. and D.O.D..
                                                      He  currently   serves  as Chairman  of the  Board of Clemente Global
                                                      Growth Fund, a  NYSE  Traded closed-end  fund  with  an internationally diversified portfolio, and as a Director on the Board of The Austria
                                                      Fund, Inc., a NYSE-traded  closed-end fund.

Number of Shares Owned Directly or                    300
Indirectly As of January 26, 1999



                                                                         ANNEX B

     The following table sets forth the names and the present principal occupations of the employees of the Investment Manager and Investment Adviser of the Fund who will be soliciting proxies on behalf of the Fund's Board of Directors. Information regarding Directors and those executive officers who will be soliciting proxies is set forth in "Proposal 1: Election of Directors" in this Proxy Statement. The principal business address of each person listed below is EquitiLink Australia Limited, Level 3, 190 George Street, Sydney NSW 2000 Australia.

Name                          Present Principal Occupation
----                          ----------------------------

Craig Alexander Hood          Director-Head of Equities, EquitiLink
                              Australia Limited

Irfan Naseeb Khan             Product Manager-Overseas Funds, EquitiLink
                              Australia Limited

Munib Madni                   Equity Portfolio Manager, EquitiLink Australia
                              Limited

Vincent John Parrott          Director-Business Operations, EquitiLink
                              Australia Limited

                                                                         ANNEX C

                     INFORMATION CONCERNING THE PARTICIPANTS

     Messrs. Freedman and Sherman, as Directors and executive officers of the Fund, and Messrs. Manor and Sechos and Ms. Sananikone-Fletcher, as executive officers of the Fund, may be deemed to have a substantial interest in Proposals 3 through 6 because of their share ownership in, and employment relationship with, the Fund's Investment Manager or Investment Adviser.

     In addition to the Fund's Directors and executive officers, Messrs. Craig Hood, Irfan Khan, Munib Madni and Vincent Parrott, respectively the Director - Head of Equities, Product Manager - Overseas Funds, Equity Portfolio Manager and Director - Business Operations, at the Investment Adviser, may solicit proxies on behalf of the Fund. The business address of the Fund's Directors and its executive officers, if not otherwise indicated in the Fund's proxy solicitation materials, is The First Australia Fund, Inc., Gateway Center 3, 100 Mulberry Street, Newark, New Jersey, 07102.

     The Investment Manager, which is controlled by Messrs. Freedman and Sherman, has purchased 5,616 of the Fund's shares since January 1, 1997, by virtue of its participation in the Fund's Dividend Reinvestment Plan (the "DRIP"). Purchases of Fund shares made by the Investment Manager pursuant to the DRIP are as follows:

       Date Shares                              Number of Shares
       Purchased                                Purchased (Sold)
       ---------                                ----------------
       January 17, 1997                              366
       July 11, 1997                                 293
       January 16, 1998                              386
       April 9, 1998                               1,175
       July 10, 1998                                 957
       October 16, 1998                            1,380
       January 15, 1999                            1,059

     In addition, certain directors have purchased Fund shares during the same time period, as described in the table below:

                                                   Date Shares               Number of Shares
          Name of Director                         Purchased                 Purchased (Sold)
          ----------------                         ---------                 ----------------
          Anthony A. Aaronson                      March 11, 1999                      1,500
          David Lindsay Elsum                      March 16, 1999                      2,000
          Rt. Hon. Malcolm Fraser                  March 16, 1999                      2,000
          Laurence S. Freedman                     March 16, 1999                      4,000
          Michael R. Horsburgh                     March 11, 1999                      1,000
                                                   March 15, 1999                      1,000
          Howard A. Knight                         March 16, 1999                      2,500
          Neville J. Miles (through Ballyshaw      March 16, 1999                      2,000
            Pty Ltd., a company controlled by
            Mr. Miles)
          John T. Sheehy                           March 12, 1999                      5,000
          Brian M. Sherman                         March 16, 1999                      4,000

     No part of the purchase price of any of the shares purchased either by the directors or pursuant to the DRIP is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such shares. Other than as described herein, none of the Participants has bought or sold any shares of the Fund since January 1, 1997.

     Except as disclosed in this Proxy Statement, none of the Participants owns any securities of the Fund, beneficially or of record, or is or was within the past year a party to any contract, arrangement or understanding with any person with respect to such securities. Except as disclosed in this Proxy Statement, to the knowledge of the Participants, none of their associates beneficially owns, directly or indirectly, any securities of the Fund.

     Except as disclosed in this Proxy Statement, none of the Fund, the Participants or other representatives of the Fund or, to their knowledge, their associates has any arrangement or understanding with any person with respect to
(1) any future employment by the Fund or its affiliates or (2) future transactions to which the Fund or any of its affiliates will or may be a party. Except as disclosed in this Proxy Statement, none of the Fund, the Participants or other representatives of the Fund or, to their knowledge, their associates has any material interest, direct or indirect, in any transaction that has occurred since November 1, 1997, or any currently proposed transaction, or series of similar transactions, which the Fund or any of its affiliates was or is to be a party and in which the amount involved exceeds $60,000.

                         THE FIRST AUSTRALIA FUND, INC.

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 Annual Meeting of Shareholders - April 23, 1999

     The undersigned hereby appoints William J. Potter, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Australia Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Fund, Inc. to be held at One Seaport Plaza, New York, New York on April 23, 1999 at 10:00 a.m. (Eastern time) and at any adjournment or postponement thereof. By signing this proxy card on the reverse side, the undersigned authorizes the appointed proxies to vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

--------------------------------------------------------------------------------
                      PLEASE VOTE, DATE AND SIGN ON REVERSE
                  AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS:

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

(X) Please mark your votes as in this example

This proxy, when properly executed, will be voted in the manner directed. If no direction is made, this proxy will be voted FOR Items 1, and 2 and AGAINST Items 3, 4, 5 and 6.

--------------------------------------------------------------------------------

Your Board of Directors recommends a vote FOR Proposals 1 & 2 below
                                          ---
--------------------------------------------------------------------------------

1. Election of 5 Directors for a three year term:

   FOR ALL  / /                      WITHHOLD ON ALL  / /
                                     FOR ALL EXCEPT   / /
   Nominees: M. Fraser, H.A. Jacobs, Jr., H.A. Knight, R.H. McCoy, B.M. Sherman FOR, except withhold vote from following nominees:___________________________

2. Ratification of selection of independent public accountants

   FOR  / /           AGAINST  / /               ABSTAIN  / /

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Your Board of Directors recommends a vote AGAINST Proposals 3-6 below

--------------------------------------------------------------------------------

3. Shareholder proposal to terminate the Investment Management Agreement with EquitiLink

   FOR  / /           AGAINST  / /               ABSTAIN  / /

4. Shareholder proposal that the Board take whatever steps necessary for shareholders to receive net asset value for their shares within 60 days of the Meeting

   FOR  / /           AGAINST  / /               ABSTAIN  / /

5. Shareholder proposal that all Directors not standing for reelection who oppose Item 4 resign

   FOR  / /           AGAINST  / /               ABSTAIN  / /

6. Shareholder proposal to reimburse shareholder proponent's fees and expenses

   FOR  / /           AGAINST  / /               ABSTAIN  / /


DATE ____________________, 1999

_______________________________

_______________________________
Signatures(s)

Please sign exactly as name(s) appear(s) on this proxy card. If signing for a corporation or partnership or as an agent or attorney, indicate the capacity in which you are signing. If signing as trustee, custodian or other fiduciary, please state your title.


                                       2